                     Preliminary Background Information for
                      American Business Financial Services
                      ABFS Equipment Contract Trust 1999-A


              $[72,160,000] [TBD]% Class A-1 Contract-Backed Notes $[ ] [TBD]% Class A-2 Contract-Backed Notes
              $[ 5,986,000] [TBD]% Class B Contract-Backed Notes


The information provided herein is provided solely to you by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Equipment Contract Trust 1999-A transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A

Transaction Summary:

The transaction consists of two AAA-rated classes (the "Class A Notes"), one BBB-rated class (the "Class B Notes", together with the Class A Notes, the "Notes"), and one class of Residual Interests which are not offered (the "Residual Interests" together with the Notes, the "Securities"). The Class A Notes are insured by FSA and are enhanced by the subordination of the Class B Notes and Residual Interests. The Class B Notes are enhanced by the subordination of the Residual Interests. The Residual Interests are retained by the Transferors.

The Securities are collateralized by the Trust Assets, consisting primarily of two notes which are secured by small-ticket equipment leases and loans (the "Contracts"), all monies received from the Contracts after the Cut-Off Date, a security interest in the Equipment underlying the Contracts and any residual payments received in exchange for the Contracts' underlying Equipment up to the Booked Residual Value associated with each Contract.

This transaction is the second equipment lease securitization for American Business Financial Services, Inc., a Delaware corporation ("ABFS", or the "Company"). The Company originates equipment contracts through American Business Leasing, Inc. ABFS has also completed 11 mortgage securitizations since 1995, 8 public and 3 private.

American Business Leasing, Inc., a Pennsylvania Corporation ("ABL"), the Servicer and Originator, is a wholly-owned subsidiary of American Business Credit, Inc. ("ABC"), a Pennsylvania corporation. ABC is a wholly-owned direct subsidiary of ABFS. ABFS was incorporated in Delaware in 1985. ABFS is a publicly traded company and its common stock is listed on the NASDAQ National Market System under the symbol "ABFI". The principal executive offices of ABFS and its operating entities are located in Bala Cynwyd, PA.

ABFS is a financial services company operating primarily in the Eastern region of the United States. ABFS through ABC, originates, sells and services loans to businesses secured by residential real estate and certain business assets, and through two other wholly-owned subsidiaries, originates, sells and services non-conforming mortgage loans, typically to credit impaired borrowers, secured by mortgages on single-family residences.

ABFS through ABL, originates, sells and services small-ticket equipment leases and loans. ABL currently originates contracts in 49 states and has 5 offices nationwide. All of the credit decisions, lease administration and computerized information are centralized in the Bala Cynwyd office.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A

                               PRICING INFORMATION

Class:                         A                         B

Ratings:                    [AAA/Aaa]                 [BBB]
                            S&P/ Moody's              Duff only

Approximate
Face Amount:                $72,160,000               $5,986,000

Coupon:

Price:                      [TBD]                     [TBD]

Yield:                      [TBD]                     [TBD]

Spread:                     [TBD]                     [TBD]

Exp. Avg Life to
Call:                       [1.76 yrs]                [2.04 yrs]

Exp. Avg Life to
Maturity:                   [1.79 yrs]                [2.18 yrs]

1st Prin Payment:           7/15/99                   7/15/99

Exp Mat to Call:            [1/15/03]                 [1/15/03]

Exp Mat:                    [9/15/03]                 [10/15/03]

Stated Mat:                 [TBD]                     [TBD]

Pricing Spd:                [5% CPR]                  [5% CPR]

Pricing Date:               [TBD]                     [TBD]

Expected

Settle Date:                6/28/99                   6/28/99

Cut-Off Date
(Close of Business):        5/31/99                   5/31/99

Pmt Delay:                  0 days                    0 days

Dated Date:                 6/15/99                   6/15/99

Int Pmt:                    30/360                    30/360

Pmt Terms:                  Monthly                   Monthly

1st Pmt Date:               7/15/99                   7/15/99

Distribution:               Public                    Public

Settlement:                 DTC only                  DTC only


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A


Title of Securities:      ABFS Equipment Contract Trust 1999-A
                          Class A-1, Class A-2 (collectively, the "Class A
                          Notes"), Class B Notes, (collectively, the "Notes"), and Residual Interests (the "Residual Interests" together with the Notes, the "Securities").

Securities Offered:       [$72,160,000] [TBD]% Class A-1 Notes equal to [    ]%
                          of the initial Aggregate Collateral Balance
                          (the "ACB").
                          [          ] [TBD]% Class A-2 Notes, equal to [    ]%
                          of the ACB.
                          [$5,986,000] [TBD]% Class B Notes, equal to [7.3]% of the ACB.
                          The contract payments are discounted at [ ]% which was calculated using the sum of (a) the Class B Note
                          Rate, (b) the Servicing Fee, (c) the Back-up Servicing
                          Fee, and (d) the Indenture Trustee Fee.

Aggregate Note Balance:   [$78,146,000] equal to [95.3%] of the initial ACB.

Aggregate Collateral
Balance: The sum of (a) the Aggregate Discounted Contract Principal Balance of the contracts securing the two notes comprising the Trust Assets (the "ADCPB"), and
                          (b) the cash amount held in the pre-funding account divided by 95.3%. The initial ACB is approximately $[82,000,000], based on the initial ADCPB expected to be approximately $[67,000,000]. The collateral information presented herein is based on an assumed discount rate of [7.25]% and the collateral pool as of [5/6/99]. Additional collateral will be accumulated before the Settlement Date to reach the initial ADCPB. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

Discounted Contract
Principal Balance:        With respect to any Contract, on any Payment Date, the
                          sum of the present value of all remaining Scheduled
                          Payments and Final Scheduled Payments becoming due under such Contract after the end the of prior
                          Collection Period, discounted monthly at the Discount
                          Rate.

                          Scheduled Payment, with respect to a Payment Date and a Contract, is the periodic payment (exclusive of any amounts in respect of residual payments, insurance, warranty extensions, service contracts or taxes, and reflecting any adjustment for partial Prepayments, and further reflecting the effect of any permitted modification to such Contract) set forth in such Contract due from the Obligor in the related Collection Period.

                          Defaulted Contracts will be considered to have a Discounted Contract Principal Balance equal to zero.

Trust:                    ABFS Equipment Contract Trust 1999-A

Trust Assets:             The Trust Assets consist primarily of two pledged
                          notes which are secured by small-ticket equipment leases and loans (the "Contracts"), all monies received from the Contracts after the Cut-Off Date, a security interest in the equipment underlying the Contracts and any residual payments received in exchange for the Contracts' underlying Equipment up to the Booked Residual Value associated with each Contract.

Transferors:              ABFS Finance LLC 1999-A and ABFS Residual LLC 1999-A
                          (the "Transferors"). Each of the Transferors is a bankruptcy-remote, special purpose corporation wholly-owned by American Business Leasing, Inc.

Servicer:                 American Business Leasing, Inc.

Originator:               American Business Leasing, Inc.

Indenture Trustee and:
Back-up Servicer:         The Chase Manhattan Bank

Owner Trustee:            First Union Trust Company, National Association

Rating: Class A-1 Notes -- A-1+/P-1 by S&P/Moody's Class A-2 Notes -- AAA/Aaa by S&P/Moody's Class B Notes -- BBB by Duff & Phelps

Note Insurer:             Financial Security Assurance Inc. ("FSA")

Servicing Fee:            [50] bps

Form of Notes:            Book-entry form, same-day funds through DTC

Optional Termination
By Servicer:              The Servicer, with the consent of the Note Insurer,
                          may call the Notes at par plus accrued after the outstanding aggregate Note Balance is less than 10% of the initial aggregate Note Balance. Upon such termination, amounts owed to the Note Insurer must be paid.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A

Cashflow Priority:        On each Payment Date, distributions will be made by
                          the Trustee according to the following priority:

                           1.  Any unreimbursed Servicer Advances;
                           2.  Servicing Fee;
                           3. Servicing Charges (as additional servicing compensation for the Collection Period);
                           4.  Back-up Servicing Fee;
                           5.  Note Insurer Premium;
                           6.  Indenture Trustee Fee;
                           7.  Indenture Trustee expenses (up to $30,000);
                           8.  Class A-1 Interest (current an doverdue) (1);
                           9.  Class A-2 Interest (current and overdue) (1);
                          10. As long as no Cummulative Loss Event has occurred, Class B Priority Interest (current and overdue) (to the extent that the payment will not result in (a) amounts outstanding being payable under the Note Insurance Policy, or (b) any unpaid Reimbursement Amount exists or would occur) (1), (6);
                          11. To pay the Class A Note Balance, Class A Principal Distribution Amount and any Overdue Principal (applied first to Class A-1 Note Balance until reduced to zero and then to Class A-2 Note Blance) (2), (3), (5);
                          12.  Unpaid reimbursement amounts to the Note
                               Insurer;
                          13. If a Cummulative Loss Event has occurred, Class B Priority Interest (current and overdue)(1),(6);
                          14.  Class B Junior Interest (current and overdue)(1);
                          15. To pay the Class B Note Balance (applied first to the Class B Collateralized Note Balance and second to the Class B Uncollateralized Note Balance), Class B Principal Distribution Amount and any Overdue Principal (2), (4), (5);
                          16. Any Indenture Trustee expenses, not covered under clause 7 above (up to $45,000);
                          17.  Other amounts due to Servicer;
                          18. Any remaining funds will be paid to the Residual Interests (2), (5).

         (1) Overdue interest accrues interest at the applicable Note Rate plus 1%

         (2) If a Restricting Event exists on any Payment Date, then any payments that would otherwise be paid to the Residual Interests and any principal payments that would otherwise be paid to the Class A Notes and the Class B Notes shall be distributed in the following order of priorities:
                (i) first to Class A (applied first to Class A-1 Note Balance until reduced to zero and then to Class A-2 Note Balance) until the Class A principal balance is reduced to zero;
                (ii) then, to Class B until the Class B principal balance is reduced to zero;
                (iii) then to the Residual Interests, the remaining funds.

         (3)  Class A Principal Distribution Amount is equal to the sum of
                (i)   88% of the Base Principal Distribution Amount,
                (ii)  92.34% of any prepayments from the Pre-funding Account and
                (iii) Class A Additional Principal Distribution Amount.

         (4)  Class B Principal Distribution Amount is equal to the sum of
                (i)   7.3% of the Base Principal Distribution Amount,
                (ii)  7.66% of any prepayments from the Pre-funding Account, and
                (iii) Class B Additional Principal Distribution Amount.

         (5) If on any Payment Date, any additional payments would make the Residual Interests equal to less than [4%] of the initial
              ACB, then any remaining amounts that would otherwise be paid to the Residual Interests will be paid to the Class A Notes, until Class A principal balance is reduced to zero, and then to the Class B Notes, until Class B principal balance is reduced to zero.

        (6) A "Cummulative Loss Event" will occur should Defaulted Contract Amounts less any recoveries on the underlying collateral reach or exceed, on a cumulative basis since the closing date, an amount equal to 5.25% of the initial ACB.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A

Class A-1 Interest:     Class A-1 Interest, with respect to any Payment Date,
                        is equal to the product of (i) 1-Month LIBOR + [ ]% (the
                        Class A-1 Note Rate) and (ii) the Class A-1 Note Balance as of such Payment Date, calculated based on the actual number of days that have elapsed during the related accrual period on a 360-day year basis.

Class A-2 Interest:     Class A-2 Interest, with respect to any Payment Date,
                        is equal to the product of (i) one twelfth, (ii) [ ]%
                        (the Class A-2 Note Rate) and (iii) the Class A-2 Note
                        Balance as of such Payment Date.

Class A-1 Note Balance: Class A-1 Note Balance is equal to (i) (a) with respect to the first Payment Date, the initial Class A-1 Note Balance or (b) with respect to any other Payment Date, the Class A-1 Note Balance as of the last Payment Date (after taking into account any distributions on such Payment Date), minus (ii) any principal payments made to the Class A-1 Notes on the last Payment Date.

Class A-2 Note Balance: Class A-2 Note Balance is equal to (i) (a) with respect to the first Payment Date, the initial Class A-2 Note Balance or (b) with respect to any other Payment Date, the Class A-2 Note Balance as of the last Payment Date (after taking into account any distributions on such Payment Date), minus (ii) any principal payments made to the Class A-2 Notes on the last Payment Date.

Class B Note Balance:   Class B Note Balance is equal to (i) (a) with respect to
                        the first Payment Date, the intial Class B Note Balance or (b) with respect to any other Payment Date, the Class
                        B Note Balance as of the last Payment Date (after taking into account any distributions on such Payment Date), minus (ii) any principal payments made to the Class B
                        Notes on the last Payment Date.

Class B Priority
Interest:               Class B Priority Interest, with respect to any
                        Payment Date, is equal to the product of (i) one twelfth, (ii) [ ]% (the Class B Note Rate), and (iii) the Class B Collateralized Balance as of such Payment
                        Date.

Class B Junior
Interest:               Class B Junior Interest (with respect to any
                        Payment Date) is equal to the product of (i) one twelfth, (ii) the Class B Note Rate, and (iii) the Class
                        B Uncollateralized Balance as of such Payment Date.

Class B
Collateralized Bal:     Class B Collateralized Balance is equal to the excess
                        of (i) the Class B Note Balance, over (ii) the Class B
                        Uncollateralized Balance.

Class B
Uncollateralized Bal:   Class B Uncollateralized Balance is equal to the excess
                        of (i) the sum of (a) the Class A Note Balance and (b) the Class B Note Balance, over (ii) the ACB.

Base Principal
Distribution Amount:    With respect to any Payment Date, the excess of the (x)
                        the sum of (i) the Aggregate Discounted Contract
                        Principal Balance of the Contracts as of the end of the second preceding Collection Period and (ii) amounts in the Pre-Funding Account divided by 95.3% over (y) the sum of (i) the Aggregate Discounted Contract Principal
                        Balance of the Contracts as of the end of the immediately preceding Collection Period and (ii) amounts in the Pre-Funding Account divided by 95.3%, (iii) the aggregate Prepayment Amounts for the immediately preceding Collection Period, (iv) the aggregate
                        Defaulted Contract Amounts for the immediately preceding
                        Collection Period and (v) the amount of any funds released from the Pre-Funding Account as a prepayment of principal on the offered notes divided by 95.3%.

Class A Additional
Principal Distribution
Amount: Until the Class A Note Balance is reduced to zero, the sum of (i) residual payments up to the Booked Residual Value, (ii) Prepayment Amounts and (iii) Defaulted Contract Amounts.

Class B Additional
Principal Distribution
Amount: Once the Class A Note Balance has been reduced to zero, the sum of (i) residual payments up to the Booked Residual Value, (ii) Prepayment Amounts and
                        (iii) Defaulted Contract Amounts.

Restricting Event:      Any one of the following:
                        (i)   Servicer Event of Default;
                        (ii)  An Insured Payment is made by the Note Insurer;
                        (iii) Delinquency Trigger Event, which has not been
                              cured by a Delinquency Trigger Event Cure;
                        (iv)  Net Charge-Off Event, which has not been
                              cured by a Net Charge Off Event Cure;
                        (v)   Cumulative Loss Event (as described in "Cashflow
                              Priority");
                        (vi)  Subordination Deficiency Event.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A

Delinquency Trigger
Event:                  The condition which exists on and as of any Payment
                        Date on which the mathematical average of the Delinquency Trigger Ratios for such Payment Date and the two immediately preceding Payment Dates exceeds 3.0%.

Delinquency Trigger
Ratio: On any Payment Date, the quotient, expressed as a percentage, of (A) the sum of the Aggregate Discounted Contract Principal Balance of all Contracts with respect to which any Scheduled Payment was delinquent for more than 60 days as of the end of the immediately preceding Collection Period divided by (B) the Aggregated Discounted Contract Principal Balance as of the end of the immediately preceding Collection Period including any contracts which were repossessed or substituted.

Delinquency Trigger
Event Cure:             On any Payment Date after the Delinquency Trigger Event
                        occured, if such Payment Date is the third consecutive
                        Payment Date for which the three month average of the Delinquency Trigger Ratio for each such Payment Date is below 3.0%.

Net Charge Off
Event:                  The condition which exists on and as of any Payment
                        Date on which the mathematical average of the Net Charge Off Ratio for such Payment Date and the two immediately preceding Payment Dates exceeds 2.5%.

Net Charge Off
Ratio: On any Payment Date, 12 times the quotient, expressed as a percentage, of (A) the sum of the Discounted Contract Principal Balance of all Contracts that became Defaulted Contracts during the immediately preceding Collection Period (regardless of wheather a substitute contract was provided) less all recoveries received during the immediately preceding Collection Period including but not limited to liquidation proceeds and residual proceeds divided by (B) the Aggregate Discounted Contract Principal Balance as of the end of the immediately preceding Collection Period. Defaulted Contracts shall include any Contract (a) in which all or part of a Scheduled Payment is 120 days delinquent; (b) for which the Servicer elected not to make a Servicer Advance or for which the Servicer has determined that a prior Servicer Advance is not recoverable; (c) in which the Servicer determined that such Contract is not collectible; (d) in which a bankruptcy proceeding that has been instituted by or against the obligor, and the obligor has failed to make a Scheduled Payment. For purposes of this calculation, Defaulted Contracts shall be considered as having the Discounted Contract Principal Balance attributed to them before becoming a Defaulted Contract.

Net Charge off
Event Cure:             On any Payment Date after the Net Charge Off Event
                        occured, if such Payment Date is the fourth consecutive
                        Payment Date for which the three month average of the
                        Net Charge Off Ratio for each such Payment Date is below
                        2.5%

Subordination
Deficiency Event:       The condition which exists on and as of any Payment
                        Date on which (i) the excess of the ACB as of the end of the immediately preceding Collection Period over the Class A Note Balance on such Payment Date (after taking into account distributions which would have been made on such Payment Date according to the "Flow of Funds"), is less than (ii) 3% of the initial ACB.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                      ABFS Equipment Contract Trust 1999-A

Credit Enhancement
Subordination:          Class A:  The Class B Notes [7.3%] and the Residual
                                  Interests [4.7%] are subordinate to the Class
                                  A Notes.

                        Class B: The Residual Interests [4.7%] are subordinate to the Class B Notes.

Residual Interest
Lockout: The Residual Interests are subject to a floor of 4% of the initial ACB. If any payments would result in the Residual Interests Principal Balance being less than 4% of the initial ACB, then such amounts shall not be paid to the Residual Interests but shall instead be paid (i) to the Class A Notes until reduced to zero, and then
                        (ii) to the Class B Notes until reduced to zero.

Note Insurance
Policy: For the benefit of the Class A Noteholders, FSA will insure the payment of timely interest and ultimate principal. FSA's claims paying ability is rated "AAA" by Standard & Poors and "Aaa" by Moody's Investors Service.

Pre-Funding
Account: On the Settlement Date, an aggregate cash amount ("the Pre-funding Amount"), which will equal approximately [$15,000,000] will be deposited in a Pre-funding Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which an Event of Default or a Restricting Event occurs, or (iii) September 30, 1999, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funded Account will be reduced during the Funding Period by amounts used to purchase subsequent contracts. Any Pre-funding Amount remaining at the end of the Funding Period will be distributed to the Class A Noteholders on the October 15, 1999 Payment Date as a partial prepayment of principal of such Notes.

Tax Status:             [The Class A Notes and the Class B Notes will be
                        characterized as debt for federal income tax purposes.
                        Please see the Prospectus for a full description of the tax characterization of the Notes].

ERISA
Considerations:         [The Class A Notes and the Class B Notes may be
                        purchased by Benefit Plans that are subject to ERISA or entities using assets of such Benefit Plans. Any Benefit
                        Plan should consult its tax and/or legal advisors in determining whether all required conditions have been satisfied].

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Equipment Contracts is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing information regarding the Notes is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consumated unless the purchaser has received the Prospectus.

Further information:    Trading: Greg Richter or Rob Karr at (212) 778-2741
                        Banking: Evan Mitnick (212) 778-7469, Shelby Carvalho
                                 at (212) 778-4127 or Kenny Rosenberg at
                                 (212) 778-2440
                        FSG:     John Mawe at (212) 778-1166, Matt DeAngelis at
                                 (212) 778-2458 or Jeff Park at (212) 778-2108


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Deal ID/CUSIP ABFL99A                             Coupon                     N/A
Class         A      WRAP AAA                     Accr  0.23418 1st Pmt 07/15/99
Collateral    EQUIPMENT LEASES (Real)             Factor             on   /  /
N/GWAC (Orig)       /
WAM    (Orig)                                     Mat N/A        Settle 06/28/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                             ***** TO MATURITY *****

          CPR 0.00  CPR 2.00  CPR 4.00  CPR 5.00  CPR 6.00  CPR 8.00  CPR 10.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.744     6.749     6.755     6.758     6.761     6.767     6.774
   99-23     6.735     6.740     6.745     6.748     6.751     6.757     6.763
   99-23+    6.726     6.731     6.736     6.739     6.741     6.747     6.753
   99-24     6.717     6.721     6.726     6.729     6.731     6.737     6.742
   99-24+    6.708     6.712     6.717     6.719     6.721     6.726     6.732
   99-25     6.699     6.703     6.707     6.709     6.712     6.716     6.721
   99-25+    6.690     6.693     6.697     6.699     6.702     6.706     6.710
   99-26     6.681     6.684     6.688     6.690     6.692     6.696     6.700
   99-26+    6.672     6.675     6.678     6.680     6.682     6.685     6.689
   99-27     6.663     6.666     6.669     6.670     6.672     6.675     6.679
   99-27+    6.654     6.656     6.659     6.661     6.662     6.665     6.668
   99-28     6.645     6.647     6.650     6.651     6.652     6.655     6.657
   99-28+    6.636     6.638     6.640     6.641     6.642     6.645     6.647
   99-29     6.627     6.629     6.630     6.631     6.632     6.634     6.636
   99-29+    6.618     6.619     6.621     6.622     6.622     6.624     6.626
   99-30     6.609     6.610     6.611     6.612     6.613     6.614     6.615
   99-30+    6.600     6.601     6.602     6.602     6.603     6.604     6.605
   99-31     6.591     6.592     6.592     6.592     6.593     6.593     6.594
   99-31+    6.582     6.582     6.583     6.583     6.583     6.583     6.584
  100-00     6.573     6.573     6.573     6.573     6.573     6.573     6.573
  100-00+    6.564     6.564     6.563     6.563     6.563     6.563     6.562
  100-01     6.555     6.555     6.554     6.554     6.553     6.553     6.552
  100-01+    6.546     6.545     6.544     6.544     6.543     6.542     6.541
  100-02     6.537     6.536     6.535     6.534     6.534     6.532     6.531
  100-02+    6.528     6.527     6.525     6.525     6.524     6.522     6.520
  100-03     6.519     6.518     6.516     6.515     6.514     6.512     6.510
  100-03+    6.510     6.508     6.506     6.505     6.504     6.502     6.499
  100-04     6.502     6.499     6.497     6.495     6.494     6.491     6.489
  100-04+    6.493     6.490     6.487     6.486     6.484     6.481     6.478
  100-05     6.484     6.481     6.478     6.476     6.474     6.471     6.468
  100-05+    6.475     6.471     6.468     6.466     6.465     6.461     6.457
  100-06     6.466     6.462     6.459     6.457     6.455     6.451     6.447
  100-06+    6.457     6.453     6.449     6.447     6.445     6.441     6.436
  100-07     6.448     6.444     6.440     6.437     6.435     6.430     6.426
  100-07+    6.439     6.435     6.430     6.428     6.425     6.420     6.415
  100-08     6.430     6.425     6.421     6.418     6.415     6.410     6.405
  100-08+    6.421     6.416     6.411     6.408     6.406     6.400     6.394
  100-09     6.412     6.407     6.401     6.399     6.396     6.390     6.384
  100-09+    6.403     6.398     6.392     6.389     6.386     6.380     6.373

Avg. Life    1.956     1.890     1.825     1.794     1.763     1.702     1.643
Mod. Dur.    1.742     1.686     1.632     1.605     1.579     1.528     1.478
1st  Pmt.    0.047     0.047     0.047     0.047     0.047     0.047     0.047
Last Pmt.    4.381     4.297     4.297     4.214     4.214     4.131     4.047

Deal ID/CUSIP ABFL99A                             Coupon                     N/A
Class         B      BBB DUFF                     Accr  0.24465 1st Pmt 07/15/99
Collateral    EQUIPMENT LEASES (Real)             Factor             on   /  /
N/GWAC (Orig)       /
WAM    (Orig)                                     Mat N/A        Settle 06/28/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                             ***** TO MATURITY *****

          CPR 0.00  CPR 2.00  CPR 4.00  CPR 5.00  CPR 6.00  CPR 8.00  CPR 10.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    7.036     7.032     7.028     7.027     7.025     7.023     7.020
   99-23     7.027     7.023     7.020     7.019     7.017     7.015     7.013
   99-23+    7.018     7.015     7.012     7.010     7.009     7.007     7.005
   99-24     7.010     7.006     7.003     7.002     7.001     6.999     6.997
   99-24+    7.001     6.998     6.995     6.994     6.993     6.991     6.989
   99-25     6.992     6.989     6.987     6.986     6.985     6.983     6.981
   99-25+    6.984     6.981     6.979     6.978     6.977     6.975     6.973
   99-26     6.975     6.972     6.970     6.969     6.968     6.967     6.965
   99-26+    6.966     6.964     6.962     6.961     6.960     6.959     6.958
   99-27     6.958     6.956     6.954     6.953     6.952     6.951     6.950
   99-27+    6.949     6.947     6.946     6.945     6.944     6.943     6.942
   99-28     6.940     6.939     6.937     6.937     6.936     6.935     6.934
   99-28+    6.932     6.930     6.929     6.928     6.928     6.927     6.926
   99-29     6.923     6.922     6.921     6.920     6.920     6.919     6.918
   99-29+    6.914     6.913     6.912     6.912     6.912     6.911     6.910
   99-30     6.906     6.905     6.904     6.904     6.904     6.903     6.903
   99-30+    6.897     6.896     6.896     6.896     6.895     6.895     6.895
   99-31     6.888     6.888     6.888     6.887     6.887     6.887     6.887
   99-31+    6.880     6.880     6.879     6.879     6.879     6.879     6.879
  100-00     6.871     6.871     6.871     6.871     6.871     6.871     6.871
  100-00+    6.862     6.863     6.863     6.863     6.863     6.863     6.863
  100-01     6.854     6.854     6.855     6.855     6.855     6.855     6.855
  100-01+    6.845     6.846     6.846     6.847     6.847     6.847     6.848
  100-02     6.837     6.837     6.838     6.838     6.839     6.839     6.840
  100-02+    6.828     6.829     6.830     6.830     6.831     6.831     6.832
  100-03     6.819     6.821     6.822     6.822     6.823     6.823     6.824
  100-03+    6.811     6.812     6.813     6.814     6.815     6.815     6.816
  100-04     6.802     6.804     6.805     6.806     6.806     6.808     6.808
  100-04+    6.793     6.795     6.797     6.798     6.798     6.800     6.801
  100-05     6.785     6.787     6.789     6.790     6.790     6.792     6.793
  100-05+    6.776     6.779     6.781     6.781     6.782     6.784     6.785
  100-06     6.768     6.770     6.772     6.773     6.774     6.776     6.777
  100-06+    6.759     6.762     6.764     6.765     6.766     6.768     6.769
  100-07     6.750     6.753     6.756     6.757     6.758     6.760     6.762
  100-07+    6.742     6.745     6.748     6.749     6.750     6.752     6.754
  100-08     6.733     6.737     6.739     6.741     6.742     6.744     6.746
  100-08+    6.725     6.728     6.731     6.732     6.734     6.736     6.738
  100-09     6.716     6.720     6.723     6.724     6.726     6.728     6.730
  100-09+    6.707     6.711     6.715     6.716     6.718     6.720     6.723

Avg. Life    2.047     2.104     2.155     2.177     2.201     2.242     2.279
Mod. Dur.    1.805     1.849     1.889     1.907     1.925     1.958     1.988
1st  Pmt.    0.047     0.047     0.047     0.047     0.047     0.047     0.047
Last Pmt.    4.464     4.381     4.381     4.297     4.297     4.297     4.214

Deal ID/CUSIP ABFL99A                             Coupon                     N/A
Class         A      WRAP AAA                     Accr  0.23418 1st Pmt 07/15/99
Collateral    EQUIPMENT LEASES (Real)             Factor             on   /  /
N/GWAC (Orig)       /
WAM    (Orig)                                     Mat N/A        Settle 06/28/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                               ***** TO 10% CALL *****

          CPR 0.00  CPR 2.00  CPR 4.00  CPR 5.00  CPR 6.00  CPR 8.00  CPR 10.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.746     6.751     6.757     6.761     6.764     6.770     6.777
   99-23     6.737     6.742     6.748     6.751     6.754     6.760     6.766
   99-23+    6.728     6.732     6.738     6.741     6.744     6.749     6.755
   99-24     6.719     6.723     6.728     6.731     6.733     6.739     6.745
   99-24+    6.709     6.714     6.718     6.721     6.723     6.729     6.734
   99-25     6.700     6.704     6.709     6.711     6.713     6.718     6.723
   99-25+    6.691     6.695     6.699     6.701     6.703     6.708     6.712
   99-26     6.682     6.685     6.689     6.691     6.693     6.697     6.702
   99-26+    6.673     6.676     6.680     6.682     6.683     6.687     6.691
   99-27     6.664     6.667     6.670     6.672     6.673     6.677     6.680
   99-27+    6.655     6.657     6.660     6.662     6.663     6.666     6.669
   99-28     6.646     6.648     6.651     6.652     6.653     6.656     6.659
   99-28+    6.637     6.639     6.641     6.642     6.643     6.646     6.648
   99-29     6.628     6.629     6.631     6.632     6.633     6.635     6.637
   99-29+    6.618     6.620     6.621     6.622     6.623     6.625     6.627
   99-30     6.609     6.610     6.612     6.612     6.613     6.614     6.616
   99-30+    6.600     6.601     6.602     6.603     6.603     6.604     6.605
   99-31     6.591     6.592     6.592     6.593     6.593     6.594     6.594
   99-31+    6.582     6.582     6.583     6.583     6.583     6.583     6.584
  100-00     6.573     6.573     6.573     6.573     6.573     6.573     6.573
  100-00+    6.564     6.564     6.563     6.563     6.563     6.563     6.562
  100-01     6.555     6.554     6.554     6.553     6.553     6.552     6.552
  100-01+    6.546     6.545     6.544     6.543     6.543     6.542     6.541
  100-02     6.537     6.536     6.534     6.534     6.533     6.532     6.530
  100-02+    6.528     6.526     6.525     6.524     6.523     6.521     6.520
  100-03     6.519     6.517     6.515     6.514     6.513     6.511     6.509
  100-03+    6.510     6.508     6.505     6.504     6.503     6.501     6.498
  100-04     6.500     6.498     6.496     6.494     6.493     6.490     6.487
  100-04+    6.491     6.489     6.486     6.484     6.483     6.480     6.477
  100-05     6.482     6.480     6.476     6.475     6.473     6.470     6.466
  100-05+    6.473     6.470     6.467     6.465     6.463     6.459     6.455
  100-06     6.464     6.461     6.457     6.455     6.453     6.449     6.445
  100-06+    6.455     6.452     6.447     6.445     6.443     6.439     6.434
  100-07     6.446     6.442     6.438     6.435     6.433     6.428     6.423
  100-07+    6.437     6.433     6.428     6.425     6.423     6.418     6.413
  100-08     6.428     6.424     6.419     6.416     6.413     6.408     6.402
  100-08+    6.419     6.414     6.409     6.406     6.403     6.398     6.391
  100-09     6.410     6.405     6.399     6.396     6.393     6.387     6.381
  100-09+    6.401     6.396     6.390     6.386     6.383     6.377     6.370

Avg. Life    1.923     1.864     1.798     1.762     1.735     1.674     1.615
Mod. Dur.    1.717     1.666     1.611     1.582     1.558     1.506     1.457
1st  Pmt.    0.047     0.047     0.047     0.047     0.047     0.047     0.047
Last Pmt. 03/15/03  03/15/03  02/15/03  01/15/03  01/15/03  12/15/02  11/15/02

Deal ID/CUSIP ABFL99A                             Coupon                     N/A
Class         B      BBB DUFF                     Accr  0.24465 1st Pmt 07/15/99
Collateral    EQUIPMENT LEASES (Real)             Factor             on   /  /
N/GWAC (Orig)       /
WAM    (Orig)                                     Mat N/A        Settle 06/28/99
CenterPrice   100-00  Inc   0.500             Table Yield        Roll@


                               ***** TO 10% CALL *****

          CPR 0.00  CPR 2.00  CPR 4.00  CPR 5.00  CPR 6.00  CPR 8.00  CPR 10.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    7.040     7.037     7.035     7.035     7.034     7.033     7.033
   99-23     7.031     7.028     7.027     7.027     7.026     7.025     7.024
   99-23+    7.022     7.019     7.018     7.018     7.017     7.016     7.016
   99-24     7.013     7.011     7.009     7.009     7.008     7.008     7.007
   99-24+    7.004     7.002     7.001     7.001     7.000     6.999     6.999
   99-25     6.995     6.993     6.992     6.992     6.991     6.991     6.990
   99-25+    6.986     6.985     6.983     6.983     6.983     6.982     6.982
   99-26     6.978     6.976     6.975     6.975     6.974     6.973     6.973
   99-26+    6.969     6.967     6.966     6.966     6.965     6.965     6.965
   99-27     6.960     6.958     6.957     6.957     6.957     6.956     6.956
   99-27+    6.951     6.950     6.949     6.949     6.948     6.948     6.948
   99-28     6.942     6.941     6.940     6.940     6.940     6.939     6.939
   99-28+    6.933     6.932     6.932     6.932     6.931     6.931     6.931
   99-29     6.924     6.923     6.923     6.923     6.923     6.922     6.922
   99-29+    6.915     6.915     6.914     6.914     6.914     6.914     6.914
   99-30     6.907     6.906     6.906     6.906     6.905     6.905     6.905
   99-30+    6.898     6.897     6.897     6.897     6.897     6.897     6.897
   99-31     6.889     6.889     6.888     6.888     6.888     6.888     6.888
   99-31+    6.880     6.880     6.880     6.880     6.880     6.880     6.880
  100-00     6.871     6.871     6.871     6.871     6.871     6.871     6.871
  100-00+    6.862     6.862     6.863     6.863     6.863     6.863     6.863
  100-01     6.853     6.854     6.854     6.854     6.854     6.854     6.854
  100-01+    6.845     6.845     6.845     6.845     6.845     6.846     6.846
  100-02     6.836     6.836     6.837     6.837     6.837     6.837     6.837
  100-02+    6.827     6.828     6.828     6.828     6.828     6.829     6.829
  100-03     6.818     6.819     6.819     6.819     6.820     6.820     6.820
  100-03+    6.809     6.810     6.811     6.811     6.811     6.812     6.812
  100-04     6.800     6.802     6.802     6.802     6.803     6.803     6.803
  100-04+    6.792     6.793     6.794     6.794     6.794     6.795     6.795
  100-05     6.783     6.784     6.785     6.785     6.786     6.786     6.786
  100-05+    6.774     6.775     6.776     6.776     6.777     6.778     6.778
  100-06     6.765     6.767     6.768     6.768     6.769     6.769     6.769
  100-06+    6.756     6.758     6.759     6.759     6.760     6.761     6.761
  100-07     6.747     6.749     6.751     6.751     6.752     6.752     6.752
  100-07+    6.739     6.741     6.742     6.742     6.743     6.744     6.744
  100-08     6.730     6.732     6.733     6.733     6.734     6.735     6.736
  100-08+    6.721     6.723     6.725     6.725     6.726     6.727     6.727
  100-09     6.712     6.715     6.716     6.716     6.717     6.718     6.719
  100-09+    6.703     6.706     6.708     6.708     6.709     6.710     6.710

Avg. Life    1.987     2.025     2.046     2.044     2.061     2.071     2.076
Mod. Dur.    1.760     1.790     1.808     1.808     1.821     1.830     1.836
1st  Pmt.    0.047     0.047     0.047     0.047     0.047     0.047     0.047
Last Pmt. 03/15/03  03/15/03  02/15/03  01/15/03  01/15/03  12/15/02  11/15/02

--------------------------------------------------------------------------------
     -  ABFL 99-A
     -  Cut Off Date of Tape is  5/6/99
     -  Equipment Leases
     -      $61,261,895.43 (Discounted Balance)
--------------------------------------------------------------------------------

Number of Leases:                                           2,744

Discount Rate:                                              7.25%

Aggregate Unpaid Discounted Balance:               $61,261,895.43 (1)
Aggregate Original Equipment Cost:                 $64,882,849.39

Weighted Average Gross Implicit Rate:                     11.267%
Gross Implicit Rate Range:                      6.305% -  34.518%
--------------------------------------------------------------------------------

Average Unpaid Discounted Balance:                     $22,325.76
Average Original Equipment Cost:                       $23,645.35

Maximum Unpaid Discounted Balance:                    $329,042.13
Minimum Unpaid Discounted Balance:                      $1,557.66

Maximum Original Equipment Cost:                      $297,544.80
Minimum Original Equipment Cost:                        $2,015.15

Weighted Avg. Rem. Term:                                   45.580 (2)
Rem Term Range:                                 12.000 -   83.000

Weighted Average Age (Original Term - Rem Term):            6.455
Age Range:                                       0.000 -   51.000

Weighted Average Original Term:                            52.036
Original Term Range:                            16.000 -   84.000
--------------------------------------------------------------------------------

(1) Discounted balance calculated beginning with 6/99 payment
(2) Remaining number of payments beginning with 6/99 payment

* Top obligor as a percentage of aggregate discounted balance:  0.54%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             ORIGINAL EQUIPMENT COST

                                                                                        Percentage of
                                                                         Aggregate      Cut-Off Date
            Original                                       Number of       Unpaid          Aggregate
            Equipment                                      Equipment     Discounted       Discounted
              Cost                                          Leases         Balance          Balance
      0 (less than) Balance (more than/equal to)    5,000     393        1,282,825.25         2.09
  5,000 (less than) Balance (more than/equal to)   10,000     645        4,632,581.23         7.56
 10,000 (less than) Balance (more than/equal to)   15,000     440        5,212,303.32         8.51
 15,000 (less than) Balance (more than/equal to)   20,000     274        4,593,094.77         7.50
 20,000 (less than) Balance (more than/equal to)   25,000     235        4,987,952.38         8.14
 25,000 (less than) Balance (more than/equal to)   30,000     139        3,556,370.68         5.81
 30,000 (less than) Balance (more than/equal to)   35,000     121        3,703,803.30         6.05
 35,000 (less than) Balance (more than/equal to)   40,000      86        3,037,133.94         4.96
 40,000 (less than) Balance (more than/equal to)   45,000      67        2,699,452.50         4.41
 45,000 (less than) Balance (more than/equal to)   50,000      58        2,581,784.21         4.21
 50,000 (less than) Balance (more than/equal to)   55,000      34        1,724,679.14         2.82
 55,000 (less than) Balance (more than/equal to)   60,000      38        2,042,216.71         3.33
 60,000 (less than) Balance (more than/equal to)   65,000      24        1,415,865.51         2.31
 65,000 (less than) Balance (more than/equal to)   70,000      27        1,754,709.20         2.86
 70,000 (less than) Balance (more than/equal to)   75,000      19        1,292,830.95         2.11
 75,000 (less than) Balance (more than/equal to)   80,000      15        1,096,588.54         1.79
 80,000 (less than) Balance (more than/equal to)   85,000      15        1,140,470.90         1.86
 85,000 (less than) Balance (more than/equal to)   90,000       6          481,062.04         0.79
 90,000 (less than) Balance (more than/equal to)   95,000      19        1,629,738.51         2.66
 95,000 (less than) Balance (more than/equal to)  100,000       6          534,308.84         0.87
100,000 (less than) Balance (more than/equal to)  105,000      11        1,063,037.94         1.74
105,000 (less than) Balance (more than/equal to)  110,000       4          419,627.47         0.68
110,000 (less than) Balance (more than/equal to)  115,000       7          772,090.14         1.26
115,000 (less than) Balance (more than/equal to)  120,000       4          460,788.58         0.75
120,000 (less than) Balance (more than/equal to)  125,000       1           99,348.10         0.16
125,000 (less than) Balance (more than/equal to)  130,000       9        1,151,928.80         1.88
130,000 (less than) Balance (more than/equal to)  135,000       5          635,188.34         1.04
135,000 (less than) Balance (more than/equal to)  140,000       2          264,539.08         0.43
140,000 (less than) Balance (more than/equal to)  145,000       2          272,816.76         0.45
145,000 (less than) Balance (more than/equal to)  150,000       4          549,367.19         0.90
150,000 (less than) Balance (more than/equal to)  200,000      25        3,891,110.10         6.35
200,000 (less than) Balance (more than/equal to)  250,000       4          842,051.82         1.37
250,000 (less than) Balance (more than/equal to)  300,000       5        1,440,229.19         2.35
--------------------------------------------------------------------------------------------------------
Total....................                                    2744      $61,261,895.43       100.00%
========================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           CURRENT DISCOUNTED BALANCE

                                                                                          Percentage of
                                                           Aggregate                       Cut-Off Date
             Current                                       Number of        Unpaid          Aggregate
            Discounted                                     Equipment      Discounted        Discounted
             Balance                                         Leases         Balance          Balance
      0 (less than) Balance (more than/equal to)   5,000       456        1,544,278.36         2.52
  5,000 (less than) Balance (more than/equal to)  10,000       618        4,637,086.15         7.57
 10,000 (less than) Balance (more than/equal to)  15,000       454        5,563,483.82         9.08
 15,000 (less than) Balance (more than/equal to)  20,000       286        4,993,356.27         8.15
 20,000 (less than) Balance (more than/equal to)  25,000       207        4,598,145.64         7.51
 25,000 (less than) Balance (more than/equal to)  30,000       152        4,170,521.76         6.81
 30,000 (less than) Balance (more than/equal to)  35,000       114        3,682,357.58         6.01
 35,000 (less than) Balance (more than/equal to)  40,000        78        2,915,998.55         4.76
 40,000 (less than) Balance (more than/equal to)  45,000        66        2,804,123.47         4.58
 45,000 (less than) Balance (more than/equal to)  50,000        45        2,130,144.93         3.48
 50,000 (less than) Balance (more than/equal to)  55,000        35        1,831,036.97         2.99
 55,000 (less than) Balance (more than/equal to)  60,000        32        1,839,836.92         3.00
 60,000 (less than) Balance (more than/equal to)  65,000        36        2,247,217.43         3.67
 65,000 (less than) Balance (more than/equal to)  70,000        23        1,555,900.82         2.54
 70,000 (less than) Balance (more than/equal to)  75,000        13          939,081.69         1.53
 75,000 (less than) Balance (more than/equal to)  80,000        14        1,084,788.91         1.77
 80,000 (less than) Balance (more than/equal to)  85,000         6          493,384.25         0.81
 85,000 (less than) Balance (more than/equal to)  90,000        19        1,657,366.60         2.71
 90,000 (less than) Balance (more than/equal to)  95,000         9          838,422.96         1.37
 95,000 (less than) Balance (more than/equal to) 100,000         9          881,185.06         1.44
100,000 (less than) Balance (more than/equal to) 105,000         1          104,063.38         0.17
105,000 (less than) Balance (more than/equal to) 110,000         8          859,824.12         1.40
110,000 (less than) Balance (more than/equal to) 115,000        10        1,123,737.33         1.83
115,000 (less than) Balance (more than/equal to) 120,000         3          351,079.80         0.57
120,000 (less than) Balance (more than/equal to) 125,000         3          366,280.41         0.60
125,000 (less than) Balance (more than/equal to) 130,000         3          388,456.94         0.63
130,000 (less than) Balance (more than/equal to) 135,000         4          526,701.40         0.86
135,000 (less than) Balance (more than/equal to) 140,000         6          820,298.11         1.34
140,000 (less than) Balance (more than/equal to) 145,000         5          714,941.27         1.17
145,000 (less than) Balance (more than/equal to) 150,000         2          294,794.09         0.48
150,000 (less than) Balance (more than/equal to) 200,000        19        3,195,911.07         5.22
200,000 (less than) Balance (more than/equal to) 250,000         3          667,860.18         1.09
250,000 (less than) Balance (more than/equal to) 300,000         4        1,111,187.06         1.81
300,000 (less than) Balance (more than/equal to) 350,000         1          329,042.13         0.54
-------------------------------------------------------------------------------------------------------
Total....................                                     2744      $61,261,895.43       100.00%
=======================================================================================================


                                ORIGINAL TERM

                                                                                     Percentage of
                                                                    Aggregate        Cut-Off Date
                                                     Number of        Unpaid           Aggregate
                                                     Equipment      Discounted         Discounted
      Original Term                                   Leases         Balance            Balance
 12  (less than) Orig. Term (more than/equal to) 24      218       2,321,696.47           3.79%
 24  (less than) Orig. Term (more than/equal to) 36    1,068      16,089,988.28          26.26%
 36  (less than) Orig. Term (more than/equal to) 48      266       4,897,209.75           7.99%
 48  (less than) Orig. Term (more than/equal to) 60    1,098      31,176,149.49          50.89%
 60  (less than) Orig. Term (more than/equal to) 72       73       4,665,524.88           7.62%
 72  (less than) Orig. Term (more than/equal to) 84       21       2,111,326.56           3.45%
--------------------------------------------------------------------------------------------------
Total............                                     2,744        61,261,895.43         100.00%
==================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     REMAINING MONTHS TO STATED MATURITY

                                                                                       Percentage of
                                                      Aggregate                         Cut-Off Date
                                                      Number of        Unpaid            Aggregate
                                                      Mortgage       Principal           Principal
      Remaining Term                                   Loans          Balance             Balance
  1 (more than) Rem Term (less than/equal to)  12         9          151,626.85           0.25%
 12 (more than) Rem Term (less than/equal to)  24       260        2,938,127.61           4.80%
 24 (more than) Rem Term (less than/equal to)  36     1,042       15,873,530.34          25.91%
 36 (more than) Rem Term (less than/equal to)  48       284        5,464,891.31           8.92%
 48 (more than) Rem Term (less than/equal to)  60     1,114       33,757,591.40          55.10%
 60 (more than) Rem Term (less than/equal to)  72        15        1,049,903.57           1.71%
 72 (more than) Rem Term (less than/equal to)  84        20        2,026,224.35           3.31%
---------------------------------------------------------------------------------------------------
Total............                                     2,744       61,261,895.43         100.00%
===================================================================================================


                                 AGE OF LOAN

                                                                                      Percentage of
                                                                    Aggregate          Cut-Off Date
                                                      Number of      Unpaid              Aggregate
                                                       Mortgage     Principal            Principal
           Age                                          Loans        Balance              Balance
                Age  =                     0               2          52,537.69           0.09%
  0 (more than) Age (less than/equal to)  12           2,710      60,455,643.80          98.68%
 12 (more than) Age (less than/equal to)  24              28         515,175.30           0.84%
 24 (more than) Age (less than/equal to)  36               3         230,186.00           0.38%
 48 (more than) Age (less than/equal to)  60               1           8,352.64           0.01%
---------------------------------------------------------------------------------------------------
Total............                                      2,744      61,261,895.43         100.00%
===================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                 GEOGRAPHICAL DISTRIBUTION OF OBLIGORS

                                                             Percentage of
                                            Aggregate        Cut-Off Date
                       Number of              Unpaid           Aggregate
                       Equipment            Discounted        Discounted
     State              Leases                Balance          Balance

Alabama                   24                 547,542.97         0.89
Alaska                     4                  87,455.53         0.14
Arizona                   54               1,040,474.80         1.70
Arkansas                  22                 315,391.64         0.51
California               483              13,494,558.73        22.03
Colorado                  38                 955,410.07         1.56
Connecticut               44               1,286,088.40         2.10
Delaware                   3                  30,476.03         0.05
Dist of Col               14                 408,410.92         0.67
Florida                  366               6,626,406.75        10.82
Georgia                   86               1,932,532.42         3.15
Hawaii                     9                 253,225.59         0.41
Idaho                      9                 154,286.46         0.25
Illinois                 139               3,631,976.52         5.93
Indiana                   23                 407,728.19         0.67
Iowa                      18                 366,651.36         0.60
Kansas                    11                 212,376.98         0.35
Kentucky                  11                 195,801.20         0.32
Louisiana                 17                 286,639.66         0.47
Maine                     15                 166,168.25         0.27
Maryland                  33                 462,020.21         0.75
Massachusetts             87               1,741,920.55         2.84
Michigan                  40                 924,535.70         1.51
Minnesota                 19                 530,532.11         0.87
Mississippi               14                 254,319.75         0.42
Missouri                  25                 599,838.29         0.98
Montana                    4                  25,275.31         0.04
Nebraska                  16                 362,888.99         0.59
Nevada                    18                 567,177.67         0.93
New Hampshire             18                 363,435.29         0.59
New Jersey               148               3,018,281.87         4.93
New Mexico                 5                  82,135.62         0.13
New York                 181               4,175,993.97         6.82
North Carolina            57               1,363,039.86         2.22
Ohio                      51               1,702,304.90         2.78
Oklahoma                  12                 166,823.96         0.27
Oregon                    30               1,033,048.50         1.69
Pennsylvania             177               2,999,262.96         4.90
Rhode Island              19                 284,030.81         0.46
South Carolina            20                 399,034.40         0.65
Tennessee                 24                 446,100.26         0.73
Texas                    192               3,966,724.37         6.48
Utah                      24                 406,196.63         0.66
Vermont                    2                  21,761.05         0.04
Virginia                  62               1,344,006.49         2.19
Washington                34                 828,459.96         1.35
West Virgina              12                 143,296.42         0.23
Wisconsin                 27                 631,204.66         1.03
Wyoming                    3                  18,642.40         0.03
--------------------------------------------------------------------------
Total...............    2744             $61,261,895.43       100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                 EQUIPMENT TYPE

                                                                 Percentage of
                                                   Aggregate     Cut-Off Date
                          Number of                 Unpaid         Aggregate
                          Equipment                Discounted     Discounted
                            Leases                  Balance         Balance

100% Software                 135                 2,367,714.00       3.86
Alarm/Security                 84                 1,383,089.63       2.26
Automotive Repair Equip       194                 2,956,600.44       4.83
Cash Dispensing               133                 1,275,527.95       2.08
Cash Registers                 20                   265,867.09       0.43
Cleaning/Janitorial Equip      89                 2,426,111.02       3.96
Communications Equip          131                 1,958,569.60       3.20
Construction Equip             11                   198,606.45       0.32
Copiers                        28                   311,261.97       0.51
Dental Equipment               60                 1,063,930.86       1.74
Display Booth                   7                   134,172.20       0.22
Dry Cleaning/Co                25                 1,062,154.95       1.73
Fixtures                        8                   262,604.10       0.43
Furniture                      49                   898,597.93       1.47
General Computers             697                13,719,609.75      22.40
HVAC                            2                     6,165.81       0.01
Industrial Equip              291                 8,478,319.21      13.84
Medical Equipment             386                13,245,553.34      21.62
Mini Computers                  2                    24,962.10       0.04
Office Automation Equip       109                 2,114,896.55       3.45
Photo/Printing                131                 5,233,545.88       8.54
Restaurant Equip               42                   296,260.16       0.48
Server Computer                 4                    64,002.61       0.10
Sound Systems                   3                    22,902.36       0.04
Vending Equipment              99                 1,404,650.24       2.29
Workstation Comupters           3                    77,866.59       0.13
Other                           1                     8,352.64       0.01
--------------------------------------------------------------------------
Total...............         2744               $61,261,895.43     100.00%
==========================================================================



                                        TOP 10 INDUSTRIES

                                                                              Percentage of
                                                               Aggregate      Cut-Off Date
                                              Number of          Unpaid         Aggregate
                                              Equipment        Discounted      Discounted
                                                Leases          Balance          Balance
Health services                                   483        15,112,908.93      24.67
Legal services                                    346         7,482,096.76      12.21
Printing and publishing                           140         5,583,595.80       9.11
Personal services                                 111         3,495,132.87       5.71
Business services                                 149         3,118,341.50       5.09
Automotive dealers & service stations             165         2,503,922.12       4.09
Engineering & management services                 109         2,337,037.44       3.81
Services, n.e.c.                                  181         2,334,418.46       3.81
Auto repair, services, and parking                146         1,959,659.68       3.20
Industrial machinery and equipment                 31         1,677,508.44       2.74
--------------------------------------------------------------------------------------
Total (Top 10 Industries)                        1861      $ 45,604,622.00      74.44
--------------------------------------------------------------------------------------
All Others                                        883      $ 15,657,273.43      25.56
--------------------------------------------------------------------------------------
Total...............                             2744      $ 61,261,895.43     100.00%
======================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.